UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): September 17, 2003


                             3D SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


              Delaware                0-22250                95-4431352
   (State or Other Jurisdiction     (Commission            (IRS Employer
         of Incorporation)          File Number)         Identification No.)


                                26081 Avenue Hall
                           Valencia, California 91355
               (Address of Principal Executive Offices, Zip Code)


                                 (661) 295-5600
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     Reference is made to the employment letter agreement, effective September 19, 2003, by and between Registrant and Abraham N. Reichental, which is incorporated herein by this reference. A copy of the letter agreement is attached to this Form 8-K as Exhibit 10.1. Reference also is made to the press releases of Registrant, issued on September 19 and 18, 2003, respectively, which are incorporated herein by this reference. A copy of the press releases is attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

     10.1 Employment Letter Agreement, effective September 19, 2003, by and between Registrant and Abraham N. Reichental.

     99.1 Press Release, dated September 19, 2003.

     99.2 Press Release, dated September 18, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 19, 2003               3D SYSTEMS CORPORATION


                                 /s/ Keith Kosco
                                 -----------------------------------
                                 By:    Keith Kosco
                                 Its:   General Counsel and Corporate Secretary

                                  EXHIBIT INDEX

EXHIBITS

10.1 Employment Letter Agreement, effective September 19, 2003, by and between Registrant and Abraham N. Reichental.

99.1 Press Release, dated September 19, 2003.

99.2 Press Release, dated September 18, 2003.